UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2008

INDEPENDENT BANCSHARES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Commission File Number 000-51920

Florida	59-2869407
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

60 Southwest 17th Street Post Office Box 2900 Ocala, Florida	34478-2900
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (352) 622-2377

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

On June 18, 2008, Independent BancShares, Inc. (the “Company”) appointed Cheryl L. Whalen, CIA, as its acting Chief Financial Officer. Since 2005, Ms. Whalen has been a private consultant specializing in establishing financial and SEC reporting systems for public companies. During 1999-2004, she served in various positions, including Executive Vice President and Chief Financial Officer, at Jacksonville Bancorp, Inc., a $400 million in assets bank holding company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2008

INDEPENDENT BANCSHARES, INC.

BY:	/s/ Mark A. Imes
Mark A. Imes
President and Chief Executive Officer

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